Exhibit 99.2

HAIGHTS CROSS COMMUNICATIONS, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

      The pro forma consolidated statements of operations for the nine months ended September 30, 2004 and 2003, and for the year ended December 31, 2003 are presented as if our acquisitions of Buckle Down Publishing Company and Options Publishing, Inc. had occurred on January 1, 2003. The pro forma consolidated balance sheet as of September 30, 2004 is presented as if our acquisition of Options had occurred on September 30, 2004.

      On April 15, 2004, we acquired substantially all of the assets of Buckle Down, a publisher of test preparation materials for high-stakes state tests.

      On November 11, 2004, we signed a definitive agreement to acquire (i) substantially all of the assets, and assume certain liabilities, of Options and (ii) the building, land, equipment and fixtures leased and used by Options in the operation of its publishing business for aggregate consideration of $51.8 million in cash. Options is a publisher of K-8 reading, math and literature supplemental education. This acquisition is included in the pro forma consolidated financial statements presented herein. We anticipate closing both of these acquisitions on December 3, 2004.

      The pro forma consolidated financial statements do not represent what our financial position or results of operations would have been assuming the acquisitions had been completed on January 1, 2003, nor do they project our financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with our audited and unaudited consolidated financial statements, the notes to these audited and unaudited consolidated financial statements and “Management’s Discussion of Financial Condition and Results of Operations” appearing elsewhere in this offering memorandum.

HAIGHTS CROSS COMMUNICATIONS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2004

								Consolidated
	Consolidated							Pro-forma
	Haights Cross	Buckle Down			Options			Haights Cross
	Communications,	Publishing	Pro Forma		Publishing,	Pro Forma		Communications,
	Inc.(a)	Company(b)	Adjustments		Inc.(c)	Adjustments		Inc.

Revenue	$139,169,000	$2,721,000	$—		$15,640,000	$—		$157,530,000
Costs and expenses:
Cost of goods sold	44,171,000	940,000	(306,000	)(d)	4,917,000	(1,619,000	)(i)	48,040,000
						(400,000	)(j)
						337,000	(k)
Marketing and sales	29,850,000	634,000	—		4,879,000	—		35,363,000
Fulfillment and distribution	10,569,000	295,000	—		—	241,000	(k)	11,105,000
General and administrative	16,321,000	381,000	—		1,812,000	(578,000	)(k)	17,604,000
						(274,000	)(l)
						(58,000	)(m)
Restructuring charges	882,000	—	—		—	—		882,000
Amortization of pre-publication costs	8,222,000	—	540,000	(e)	—	1,080,000	(n)	9,842,000
Depreciation and amortization of property and equipment	1,812,000	38,000	(9,000	)(f)	31,000	52,000	(f)	1,924,000
Amortization of intangibles	731,000	—	491,000	(e)	4,000	1,088,000	(n)	2,314,000

Total costs and expenses	112,558,000	2,288,000	716,000		11,643,000	(131,000)		127,074,000

Income from operations	26,611,000	433,000	(716,000)		3,997,000	131,000		30,456,000
Other (income) expenses:
Interest expense	35,506,000	—	—		13,000	809,000	(o)	36,328,000
Interest income	(542,000)	(2,000)	105,000	(h)	(4,000)	443,000	(h)	—
Amortization and write-off of deferred financing costs	2,178,000	—	—		—	—		2,178,000
Redemption premiums	—	—	—		—	—		—
Other income	(53,000)	—	—		(21,000)	—		(74,000)

Total other (income) expenses:	37,089,000	(2,000)	105,000		(12,000)	1,252,000		38,432,000
Income (loss) before provision for income taxes and discontinued operations	(10,478,000)	435,000	(821,000)		4,009,000	(1,121,000)		(7,976,000)
Provision for income taxes	—	—	—		282,000	(282,000	)(p)	—

Income (loss) from continuing operations	(10,478,000)	435,000	(821,000)		3,727,000	(839,000)		(7,976,000)
Discontinued operations:
Income (loss) from operations of discontinued operations	—	—	—		—	—		—
Loss on disposal of discontinued operations	—	—	—		—	—		—

Net Income (loss)	$(10,478,000)	$435,000	$(821,000)		$3,727,000	$(839,000)		$(7,976,000)

HAIGHTS CROSS COMMUNICATIONS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2003

								Consolidated
	Consolidated	Buckle Down						Pro-forma
	Haights Cross	Publishing	Pro Forma		Options	Pro Forma		Haights Cross
	Communications, Inc.(a)	Company(b)	Adjustments		Publishing, Inc.(c)	Adjustments		Communications, Inc.

Revenue	$124,317,000	$8,699,000	$—		$13,001,000	$—		$146,017,000
Costs and expenses:
Cost of goods sold	38,172,000	2,832,000	(767,000	)(d)	4,824,000	(1,967,000	)(i)	43,128,000
						(304,000	)(j)
						338,000	(k)
Marketing and sales	26,252,000	1,181,000	—		4,391,000	46,000	(k)	31,870,000
Fulfillment and distribution	9,278,000	873,000	—		—	237,000	(k)	10,388,000
General and administrative	14,469,000	798,000	—		1,606,000	(623,000	)(k)	15,926,000
						(272,000	)(l)
						(52,000	)(m)
Restructuring charges	2,077,000	—	—		—	—		2,077,000
Amortization of pre- publication costs	6,253,000	—	675,000	(e)	—	1,080,000	(n)	8,008,000
Depreciation and amortization of property and equipment	1,652,000	71,000	(42,000	)(f)	28,000	51,000	(f)	1,760,000
Amortization of intangibles	—	—	492,000	(e)	5,000	1,088,000	(n)	1,585,000

Total costs and expenses	98,153,000	5,755,000	358,000		10,854,000	(378,000)		114,742,000

Income from operations	26,164,000	2,944,000	(358,000)		2,147,000	378,000		31,275,000
Other (income) expenses:
Interest expense	17,387,000	—	971,000	(g)	10,000	4,856,000	(o)	23,224,000
Interest income	(155,000)	(8,000)	33,000	(h)	(1,000)	—		(131,000)
Amortization and write-off of deferred financing costs	1,408,000	—	—		—	—		1,408,000
Redemption premiums	9,236,000	—	—		—	—		9,236,000
Other income	124,000	—	—		(15,000)	—		109,000

Total other (income) expenses:	28,000,000	(8,000)	1,004,000		(6,000)	4,856,000		33,846,000
Income (loss) before provision for income taxes and discontinued operations	(1,836,000)	2,952,000	(1,362,000)		2,153,000	(4,478,000)		(2,571,000)
Provision for income taxes	—	—	—		152,000	(152,000	)(p)	—

Income (loss) from continuing operations	(1,836,000)	2,952,000	(1,362,000)		2,001,000	(4,326,000)		(2,571,000)
Discontinued operations:
Income (loss) from operations of discontinued operations	6,000	—	—		—	—		6,000
Loss on disposal of discontinued operations	(979,000)	—	—		—	—		(979,000)

Net Income (loss)	$(2,809,000)	$2,952,000	$(1,362,000)		$2,001,000	$(4,326,000)		$(3,544,000)

HAIGHTS CROSS COMMUNICATIONS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

								Consolidated
	Consolidated							Pro-forma
	Haights Cross	Buckle Down			Options			Haights Cross
	Communications,	Publishing	Pro Forma		Publishing,	Pro Forma		Communications,
	Inc.	Company	Adjustments		Inc.	Adjustments		Inc.

	(a)	(b)			(c)
Revenue	$162,043,000	$10,712,000	$—		$16,278,000	$—		$189,033,000
Costs and expenses:
Cost of goods sold	49,200,000	3,136,000	(1,020,000	)(d)	6,560,000	(2,974,000	)(i)	55,050,000
						(304,000	)(j)
						452,000	(k)
Marketing and sales	35,463,000	—	—		6,117,000	61,000	(k)	41,641,000
Fulfillment and distribution	11,695,000	—	—		—	322,000	(k)	12,017,000
General and administrative	19,092,000	4,849,000	—		2,362,000	(835,000	)(k)	25,001,000
						(399,000	)(l)
						(68,000	)(m)
Restructuring charges	2,140,000	—	—		—	—		2,140,000
Amortization of pre-publication costs	9,137,000	—	900,000	(e)	—	1,440,000	(n)	11,477,000
Depreciation and amortization of property and equipment	2,224,000	98,000	(59,000	)(f)	35,000	69,000	(f)	2,367,000
Amortization of intangibles	—	—	655,000	(e)	7,000	1,450,000	(n)	2,112,000

Total costs and expenses	128,951,000	8,083,000	476,000		15,081,000	(786,000)		151,805,000

Income from operations	33,092,000	2,629,000	(476,000)		1,197,000	786,000		37,228,000
Other (income) expenses:
Interest expense	19,928,000	—	971,000	(g)	16,000	6,475,000	(o)	27,390,000
Interest income	(250,000)	(12,000)	130,000	(h)	(2,000)	—		(134,000)
Amortization and write-off of deferred financing costs	5,215,000	—	—		—	—		5,215,000
Redemption premiums	9,236,000	—	—		—	—		9,236,000
Other income	113,000	—	—		(14,000)	—		99,000

Total other (income) expenses:	34,242,000	(12,000)	1,101,000		—	6,475,000		41,806,000
Income (loss) before provision for income taxes and discontinued operations	(1,150,000)	2,641,000	(1,577,000)		1,197,000	(5,689,000)		(4,578,000)
Provision for income taxes	—	—	—		92,000	(92,000	)(p)	—

Income (loss) from
continuing operations	(1,150,000)	2,641,000	(1,577,000)		1,105,000	(5,597,000)		(4,578,000)
Discontinued operations:
Income (loss) from operations of discontinued operations	195,000	—	—		—	—		195,000
Loss on disposal of discontinued operations	(911,000)	—	—		—	—		(911,000)

Net Income (loss)	$(1,866,000)	$2,641,000	$(1,577,000)		$1,105,000	$(5,597,000)		$(5,294,000)

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

      a. Reflects our consolidated statement of operations.

      b. Reflects the statement of operations of Buckle Down prior to its acquisition in April 2004. Certain balances have been reclassified to conform to our presentation.

      c. Reflects the statement of operations of Options. Certain balances have been reclassified to conform to our presentation.

      d. Reflects the adjustment for pre-publication costs originally expensed by Buckle Down to conform Buckle Down with our accounting policies.

      e. Reflects the amortization of the independently appraised value for the intangible assets consisting of customer relationships with a 10 year estimated life, amortized on the straight line method, backlist with a 5 year estimated life, amortized on an accelerated method and a non-compete agreement with a two year life, amortized on the straight line method in order to present Buckle Down’s results for the acquisition as if it occurred on January 1, 2003.

      f. Reflects the adjustment of depreciation on fixed assets to conform to our depreciation methods and lives, and assets purchased from Merrimack M&R Realty, LLC.

      g. Reflects the interest charge related to borrowing the purchase price for the period January 1, 2003 to August 20, 2003 at which time we had adequate excess cash to consummate the acquisition as if it occurred on January 1, 2003.

      h. Reflects the removal of interest income related to the assumed use of excess cash.

      i. Reflects the adjustment for pre-publication costs originally expensed by Options to conform Options with our accounting policies.

      j. Reflects the removal of related party royalty payments associated with agreements to be cancelled in the acquisition which will not be replaced.

      k. Reflects reclasses to conform with our presentation.

      l. Reflects the removal of related party leases between Merrimack M&R Realty, LLC and Options for the building, property and certain equipment used in the operations of Options. In the acquisition, these assets will become our property, therefore no further lease payments will be incurred.

      m. Reflects the removal of a related party management agreement with Merrimack M&R Realty, LLC and Options that will be cancelled in the acquisition, and after the acquisition no similar arrangement will exist.

      n. Reflects management’s preliminary estimate of amortization for the intangible assets consisting of customer relationships with a 10 year estimated life, backlist with a 5 year estimated life and a non-compete agreement with a 2 year life, all of which are amortized on the straight line method in order to present Options’ results for the acquisition as if it occurred on January 1, 2003.

      o. Reflects the interest charge related to borrowing the purchase price.

      p. Reflects the elimination of income tax expense that would not have been incurred as a result of the offset of Options’ taxable income against our taxable losses.

HAIGHTS CROSS COMMUNICATIONS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2004

					Consolidated
	Consolidated				Pro-forma
	Haights Cross	Options			Haights Cross
	Communications,	Publishing,	Pro Forma		Communications,
	Inc.	Inc.	Adjustments		Inc.

	(a)	(b)
ASSETS
Current assets:
Cash and cash equivalents	$57,897,000	$723,000	$(52,848,000	)(c)	$5,772,000
Accounts receivable, net	24,743,000	2,086,000	—		26,829,000
Inventory, net	23,214,000	1,772,000	—		24,986,000
Direct response advertising costs — current portion, net	3,747,000	—	—		3,747,000
Royalty advances	5,317,000	—	—		5,317,000
Prepaid expenses and other current assets	2,701,000	315,000	—		3,016,000

Total current assets	117,619,000	4,896,000	(52,848,000)		69,667,000
Pre-publication costs, net	30,442,000	—	—		30,442,000
Direct response advertising costs, net	6,905,000	—	—		6,905,000
Property and equipment, net	7,891,000	102,000	1,800,000	(d)	9,793,000
Goodwill	136,579,000	—	28,481,000	(e)	165,060,000
Intangible assets, net	11,941,000	—	19,700,000	(f)	31,641,000
Deferred financing costs, net	15,288,000	—	—		15,288,000
Other assets	3,165,000	200,000	(200,000	)(g)	3,165,000

Total assets	$329,830,000	$5,198,000	$(3,067,000)		$331,961,000

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$19,122,000	$2,131,000	$—		$21,253,000
Accrued interest	2,955,000	—	—		2,955,000
Deferred subscription revenue	12,523,000	—	—		12,523,000
Current portion of long term debt	1,000,000	—	—		1,000,000

Total current liabilities	35,600,000	2,131,000	—		37,731,000
Long term liabilities:
Senior secured term loan	98,000,000	—	—		98,000,000
11 3/4% senior notes	140,000,000	—	—		140,000,000
12 1/2% senior discount notes	79,800,000	—	—		79,800,000
Series B Senior preferred stock	104,304,000	—	—		104,304,000
Other long term Liabilities	4,793,000	—	—		4,793,000

Total long term liabilities:	426,897,000	—	—		426,897,000
Redeemable preferred stock:
Series A preferred stock	34,961,000	—	—		34,961,000
Series C preferred stock	1,196,000	—	—		1,196,000

Total redeemable preferred stock	36,157,000	—	—		36,157,000
Stockholders’ equity (deficit):
Common stock	20,000	—	—		20,000
Accumulated other comprehensive income	317,000	—	—		317,000
Accumulated deficit	(169,161,000)	3,067,000	(3,067,000)		(169,161,000)

Total stockholders’ equity (deficit)	(168,824,000)	3,067,000	(3,067,000)		(168,824,000)

Total liabilities, redeemable preferred stock and stockholders’ equity (deficit)	$329,830,000	$5,198,000	$(3,067,000)		$331,961,000

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2004.

a.	Reflects our consolidated balance sheet.
b.	Reflects the balance sheet of Options. Certain balances have been reclassified to conform to our presentation.
c.	Reflects the $51.8 million cash consideration to be paid in connection with the asset purchase agreements and includes $1.0 million of costs anticipated in connection with the acquisition.
d.	Reflects the assets purchased from Merrimack M&R Realty, LLC.
e.	Reflects the preliminary net purchase price allocation to goodwill.
f.	Reflects the preliminary net purchase price allocation of definite lived intangible assets consisting of a non-compete agreement of $0.5 million, the backlist of $7.2 million and customer list of $12.0 million.
g.	Reflects the elimination of a related party receivable that will not be acquired.